SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K/A



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Reported Events February 9, 1998



                                  ISRAMCO, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             -----------------------
                            (State of Incorporation)

           1770 St.James Place, Houston, Texas 77056   Suite 607
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                  713-621-3882
                                ----------------
                               (Telephone number)

             0-12500                                   13-3145265
        ------------------                         -------------------
        Commission File No.                        IRS Employer ID No.

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     The Audit Committee of the Company recommended to the Board that the Company terminate the firm Richard A. Eisner & Company, LLP as its principal auditors for the year ending 1997 and recommended Hein + Associates, LLP as its principal auditors. Effective as of February 9, 1998 the firm of Richard A. Eisner & Company, LLP was terminated and the firm of Hein + Associates, LLP was appointed as the Company's principal auditors.

     Richard A. Eisner & Company, LLP's report on the financial statements of the Company for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or auditing principles.

     There exists no disagreements between the Company and Richard A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.



Item 7. Exhibits
        --------

     Exhibit A - Letter of Richard A. Eisner & Company, LLP.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Isramco, Inc.
                                    (registrant)


   February 19, 1998                By: /s/  HAIM TSUFF
   -----------------                    ----------------------------------------
      (date)                                 Haim Tsuff
                                             Chairman of the Board

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